UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

Bumble Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40054	85-3604367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 West 41st Street, Austin, Texas	78756
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 696-1409

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On November 1, 2023, the Board of Directors (the “Board”) of Bumble Inc. (the “Company”) approved a leadership succession plan pursuant to which, effective January 2, 2024 (the “Effective Date”), Lidiane Jones will become the Company’s Chief Executive Officer, and Whitney Wolfe Herd, the Company’s Founder and Chief Executive Officer, will become the Executive Chair of the Board and no longer serve in the capacity of Chief Executive Officer (the “Executive Chair Transition”). Ms. Wolfe Herd will continue to serve on the Board in her capacity as a Class III director. In connection with the Executive Chair Transition and effective as of the Effective Date, Ann Mather, the current Chair of the Board, will become Lead Director of the Board.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

In connection with the Executive Chair Transition, Ms. Wolfe Herd entered into a letter agreement with the Company on December 29, 2023 (the “Agreement”). Pursuant to the Agreement and upon the Effective Date, Ms. Wolfe Herd will continue to (i) receive the same annual base salary as currently in effect, (ii) be eligible to receive an annual cash bonus in accordance with the Company’s bonus plan as currently in effect, and (iii) be eligible to participate in the Company’s employee benefit plans and programs available to senior executives. Ms. Wolfe Herd’s existing equity awards will also continue to vest in accordance with their terms. In addition, for the 2024 annual grant cycle, Ms. Wolfe Herd is entitled to receive an equity grant comprised of (i) options to acquire shares of the Company with a grant date fair value of $2,500,000 and (ii) restricted stock units with a grant date fair value of $2,500,000.

The foregoing summary description of the terms of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 attached hereto and the terms of which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Letter Agreement, dated as of December 29, 2023, by and between Bumble Inc. and Whitney Wolfe Herd

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUMBLE INC.

Date: December 29, 2023	By:	/s/ Laura Franco
	Name:	Laura Franco
	Title:	Chief Legal and Compliance Officer

3